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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 15, 2003


       THE GRADALL COMPANY SALARIED EMPLOYEES' SAVINGS AND INVESTMENT PLAN
             (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                    0-12123              25-1199382
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

           1 JLG DRIVE, MCCONNELLSBURG, PA                       17233-9533
      (Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

         (a)      Previous Independent Accountants.

                  (i) On October 15, 2003, Rea & Associates, Inc. resigned as the independent accountants for the Gradall Company Salaried Employees' Savings and Investment Plan (the "Plan"). Rea & Associates, Inc. indicated that they will not be registering with the Public Company Accounting Oversight Board as mandated by the Sarbanes-Oxley Act of 2002 and, accordingly, will be precluded from providing audit services to the Plan for the years ending December 31, 2003 and beyond.

                  (ii) The reports of Rea & Associates, Inc. on the statements of net assets available for the benefits of the Plan for the years ended December 31, 2001 and 2002, and the related statements of changes in net assets available for benefits for the years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit or accounting principle.

                  (iii) In connection with its audits of the Plan for the two most recent fiscal years and through October 15, 2003, there have been no disagreements with Rea & Associates, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Rea & Associates, Inc. would have caused them to make reference thereto in their report on the financial statements for such years.

                  (iv) During the two most recent fiscal years and through October 15, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (v) The Registrant has requested that Rea & Associates, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 20, 2003, is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  16.1     Letter from Rea & Associates, Inc., dated October 20,
                           2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   The Gradall Company
                                               Salaried Employees' Savings
                                                   and Investment Plan
                                                       (Registrant)



Date: October 20, 2003                        /s/ Thomas D. Singer
                                              -------------------------------
                                              Thomas D. Singer
                                              Senior Vice President, General
                                              Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

   16.1          Letter from Rea & Associates, Inc., dated October 20, 2003.




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